UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2019

Sprouts Farmers Market, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36029	32-0331600
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5455 E. High Street, Suite 111

Phoenix, Arizona 85054

(Address of principal executive offices and zip code)

(480) 814-8016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	SFM	NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2019, Sprouts Farmers Market, Inc. (the “Company”) announced that Jim Nielsen, its Interim Co-Chief Executive Officer, President and Chief Operating Officer, has taken a temporary medical leave of absence from the Company.  Brad Lukow, the Company’s Interim Co-Chief Executive Officer and Chief Financial Officer, will assume sole responsibility as the Company’s principal executive officer while Mr. Nielsen is on leave.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2019, the Company held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect two Class III directors to serve until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified; (2) to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers for fiscal 2018 (“say-on-pay”); and (3) to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 29, 2019.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Company’s Proxy Statement.

Proposal 1: Election of the two Class III directors listed below to serve for a three-year term expiring at the Company’s 2022 annual meeting of stockholders.  Both director nominees were duly elected.

Nominee	For	Withheld	Broker Non-Votes
Kristen E. Blum	93,840,602	2,539,496	16,687,481
Shon A. Boney	92,912,624	3,467,474	16,687,481

Proposal 2: Advisory vote on the compensation paid to the Company’s named executive officers for fiscal 2018. This proposal was approved.

For	Against	Abstain	Broker Non-Votes
94,613,389	1,134,213	632,496	16,687,481

Proposal 3: Ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2019 fiscal year.  This proposal was approved.

For	Against	Abstain	Broker Non-Votes
111,765,456	1,070,513	231,610	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPROUTS FARMERS MARKET, INC.

Date: May 2, 2019	By:	/s/ Brandon F. Lombardi
	Name:	Brandon F. Lombardi
	Title:	Chief Legal Officer and Corporate Secretary